Parcel Id Number:

070915304011

After Recording Return to:

Andrew A. Kling

SCHIFF HARDIN & WAITE

6600 Sears Towner

233 South Wacker Drive

Chicago, Illinois 60606

AMENDED AND RESTATED LEASEHOLD MORTGAGE

WITH ASSIGNMENT OF RENTS

Dated as of October 27, 2005

FROM

MGE Power West Campus, LLC, as Mortgagor

TO

J.P. Morgan Trust Company, National Association,

not in its individual capacity, except as expressly stated herein,

but solely as Indenture Trustee

AMENDED AND RESTATED LEASEHOLD MORTGAGE
WITH ASSIGNMENT OF RENTS

This AMENDED AND RESTATED LEASEHOLD MORTGAGE WITH ASSIGNMENT OF RENTS (this “Mortgage”) dated as of October 27, 2005 from MGE POWER WEST CAMPUS, LLC, a Wisconsin limited liability company, with its principal place of business and mailing address at 133 South Blair Street, Madison, Wisconsin 53703 (hereinafter referred to as “Lessor”), as mortgagor, to J.P. Morgan Trust Company, National Association (f/k/a Bank One Trust Company, N.A.), as Indenture Trustee (as defined in the below defined Note Purchase Agreement), with its mailing address on the date hereof at 227 West Monroe, Floor 26, Chicago, Illinois 60606 (hereinafter referred to as “Indenture Trustee”; Indenture Trustee, acting as such indenture trustee and any successor to Indenture Trustee in such capacity being hereinafter referred to as “Mortgagee”).  For all purposes hereof, the capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in Schedule B to the Note Agreement; and the rules of interpretation set forth in Schedule B to the Note Agreement shall apply to this Mortgage.

WITNESSETH:

A.

Pursuant to that certain Ground Lease dated as of July 1, 2002 (as amended, supplemented or otherwise modified from time to time, the “Ground Lease”) by and between the Board of Regents of the University of Wisconsin System, as ground lessor (in such capacity, collectively referred to as the “Ground Lessor”), and MGE  Power LLC as ground lessee (which Ground Lease was assigned by MGE Power LLC to Lessor pursuant to an assignment dated September 16, 2003), a memorandum of which Ground Lease was recorded on September 30, 2003 (preceding the recording of the Original Mortgage (as defined below)) in the real property records of Dane County, Wisconsin, Ground Lessor leased to Lessor the real property described in Exhibit A attached hereto.

B.

Subject to the terms and conditions of the Note Purchase Agreement, dated as of September 30, 2003 (as such agreement is hereafter amended, modified or otherwise supplemented from time to time, the “Note Agreement”), by and between Lessor and each purchaser listed on Schedule A attached thereto (the “Purchasers”), the Purchasers agreed to purchase and the Lessor agreed to sell its 5.68% Senior Secured Notes, Series A, due September 25, 2033 (the “Series A Notes”), in an aggregate principal amount equal to U.S. $30,000,000 for the purpose of refinancing indebtedness incurred to finance the construction of the WCCF.

C.

In connection with the issuance of the Series A Notes and to secure (among other things) repayment thereof, the Issuer entered into the Leasehold Mortgage with Assignment of Rents, dated as of September 30, 2003, in favor of the Mortgagee (the “Original Mortgage”).

D.

Subject to the terms and conditions of the Supplement to Note Purchase Agreement, dated as of October 27, 2005, by and among the Lessor and the Purchasers and the Supplement to Trust Indenture, dated as of October 27, 2005, by and between the Lessor and the Mortgagee, the Purchasers have agreed to purchase and the Lessor has agreed to sell its 5.19% Senior Secured Notes, Series B, due September 25, 2033 (the “Series B Notes”), in an aggregate principal amount equal to U.S. $20,000,000 (the Series B Notes together with the Series A Notes

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and each Series of Additional Notes which may from time to time be issued pursuant to the provisions of the Note Agreement and, in each case, any and all promissory notes issued in substitution or exchange therefor, collectively referred to as the “Notes”).

E.

The parties hereto desire to amend and restate hereby the Original Mortgage.

F.

The Notes are entitled to the benefits of that certain Trust Indenture dated as of September 30, 2003 (as amended, supplemented or otherwise modified from time to time, the “Trust Indenture”) between the Lessor and the Indenture Trustee.

G.

Each Note shall be dated the date of issue thereof, shall bear interest on the unpaid principal amount thereof at the rate specified therefor in such Note, will bear interest on any overdue principal thereof  and on any overdue premium and (to the extent permitted by law) any overdue installment of interest thereon, in any such case from and including the due date thereof to but not including the date of payment thereof, at the rate specified therefor in such Note and will mature pursuant to the terms thereof and of the Trust Indenture.

H.

The Notes and all principal thereof, premium, if any, and interest thereon from time to time accrued thereon, together with unpaid balances of advances made in respect of the Mortgaged Property for the payment of taxes, assessments, insurance premiums or other costs incurred for the protection of the Mortgaged Property or the exercise of the rights and remedies hereunder and all additional amounts and other sums at any time due and owing from, and required to be paid by the Lessor under the terms of the Notes, the Note Agreement, the Trust Indenture, this Mortgage and the other Financing Documents and the observance and performance of all covenants and agreements of Lessor contained herein or in the Note Agreement, Trust Indenture or in any other instrument or document at any time evidencing or securing any of the foregoing or setting forth terms and conditions applicable thereto, and all Secured Obligations, are hereinafter sometimes referred to as the “Indebtedness Hereby Secured”.

NOW, THEREFORE, the Lessor, in consideration of the premises, the purchase and acceptance of the Notes by the Purchaser and other good and valuable consideration, receipt and sufficiency whereof is hereby acknowledged by the Lessor, and in order to secure the payment of the principal of, premium, if any, and interest on the Notes according to their tenor and effect, and to secure the payment of all other Indebtedness Hereby Secured and the performance and observance of all the covenants, agreements and conditions of the Lessor contained in the Notes, this Mortgage, the Trust Indenture and the other Financing Documents, Lessor does hereby grant, bargain, sell, convey, mortgage, warrant, assign, transfer, set over and pledge unto Mortgagee, its successors and assigns, and grant to Mortgagee, its successors and assigns, a continuing security interest in, all and singular the properties, rights, interests and privileges described in Granting Clauses I, II, III, IV, V and VI below, all of the same being collectively referred to herein as the “Mortgaged Property” or sometimes as the “Property”:

GRANTING CLAUSE I

All of Lessor’s leasehold right, title and interest under the Ground Lease in and to that certain real estate lying and being in the County of Dane in State of Wisconsin (the “State”)

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more particularly described in Exhibit A attached hereto and made a part hereof, but excluding any and all of Lessor’s interest in and to all fixtures and improvements located on the land subject to the Ground Lease.

GRANTING CLAUSE II

All right, title and interest of Lessor now owned or hereafter acquired in and to all and singular the estates, tenements, hereditaments, privileges, easements, licenses, franchises and appurtenances belonging or in any wise appertaining to the property described in the preceding Granting Clause I (but excluding any and all of Lessor’s interest in and to all fixtures and improvements located on the land subject to the Ground Lease) and the reversions, rents, issues, revenues and profits thereof, including all interest of Lessor in all rents, issues and profits of the aforementioned property and all rents, issues, profits, revenues, royalties, bonuses, rights and benefits due, payable or accruing (including all deposits of money as advanced rent or for security) under any and all leases or subleases and renewals thereof, or under any contracts or options for the sale or lease of all or any part of, said property (including during any period allowed by law for the redemption of said property after any foreclosure or other sale), together with the right, but not the obligation, to collect, receive and receipt for all such rents and other sums and apply them to the Indebtedness Hereby Secured and to demand, sue for and recover the same when due or payable; provided that the assignments made hereby shall not impair or diminish the obligations of Lessor under the provisions of such leases or other agreements nor shall such obligations be imposed upon Mortgagee.

GRANTING CLAUSE III

All judgments, awards of damages, settlements and other compensation heretofore or hereafter made resulting from condemnation proceedings or the taking of the property described in Granting Clause I or any part thereof or any easement or other appurtenance thereto under the power of eminent domain, or any similar power or right (including any award from the United States Government at any time after the allowance of the claim therefor, the ascertainment of the amount thereof and the issuance of the warrant for the payment thereof), whether permanent or temporary, or for any damage (whether caused by such taking or otherwise) to said property or any part thereof or the improvements thereon or any part thereof, or to any rights appurtenant thereto, including severance and consequential damage, and any award for change of grade of streets (collectively, “Condemnation Awards”).

GRANTING CLAUSE IV

All property and rights, if any, which are by the express provisions of this Mortgage required to be subjected to the lien hereof and any additional property and rights that may from time to time hereafter, by installation or writing of any kind, be subjected to the lien hereof by Lessor or by anyone in Lessor’s behalf.

GRANTING CLAUSE V

All rights in and to common areas and access roads on adjacent properties heretofore or hereafter granted to Lessor and any after-acquired title or reversion in and to the beds of any

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ways, roads, streets, avenues and alleys adjoining the property described in Granting Clause I or any part thereof.

GRANTING CLAUSE VI

All proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquidated claims, including, without limitation, all proceeds of insurance.

TO HAVE AND TO HOLD the Mortgaged Property unto Mortgagee, and the properties, rights and privileges hereby granted, bargained, sold, conveyed, mortgaged, pledged and assigned, and in which a security interest is granted, or intended so to be, unto Mortgagee, its successors and assigns, forever; provided, however, that this Mortgage is upon the express condition that if the principal of and interest and Make-Whole Amount, if any, on the Notes and all sums from time to time advanced thereon shall be paid in full and all other Indebtedness Hereby Secured shall be fully paid and performed, then this Mortgage and the estate and rights hereby granted shall cease, determine and be void and this Mortgage shall be released by Mortgagee promptly following the written request and at the expense of Lessor, otherwise to remain in full force and effect.

Lessor hereby covenants and agrees with Mortgagee as follows:

1.

Payment of the Indebtedness.  The Indebtedness Hereby Secured will be promptly paid as and when the same becomes due in accordance with the terms of the Note Agreement, the Notes, the Trust Indenture and this Mortgage, as applicable.

2.

Further Assurances.  The Lessor will execute and deliver such further instruments and do such further acts as may be necessary or proper to carry out more effectively the purpose of this Mortgage and, without limiting the foregoing, to make subject to the lien hereof any property agreed to be subjected hereto or covered by the Granting Clauses hereof or intended so to be.

3.

Authority.  Lessor covenants and warrants that it has full power and authority to convey, transfer and mortgage the Mortgaged Property to Mortgagee for the uses and purposes set forth in this Mortgage.

4.

Possession.  Provided no Event of Default has occurred hereunder, Lessor shall be suffered and permitted to remain in full possession, enjoyment and control of the Mortgaged Property, subject always to the observance and performance of the terms of this Mortgage.

5.

Recordation and Payment of Taxes and Expenses Incident Thereto.  The Lessor will cause this Mortgage, all mortgages supplemental hereto and any financing statement or other notice required by Mortgagee at all times to be kept, recorded and filed (at Lessee’s expense) in such manner and in such places as may be required by law for the recording and filing or for the rerecording and refiling of a mortgage, assignment or other lien or charge upon the Mortgaged Property, or any part thereof, in order fully to preserve and protect the rights of Mortgagee hereunder and, without limiting the foregoing, Lessor will pay or reimburse Mortgagee for the payment of any and all taxes, fees or other charges incurred in connection with any such

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recordation or rerecordation, including any documentary stamp tax or tax imposed upon the privilege of having this Mortgage or any instrument issued pursuant hereto recorded.

6.

Right of Mortgagee or any Lender to Perform Lessor’s Covenants, Etc.  If Lessor shall fail to make any payment or perform any act required to be made or performed hereunder, Mortgagee or any Holder, without waiving or releasing any obligation or default, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of Lessor, and may enter upon the Mortgaged Property or any part thereof for such purpose and take all such action thereon as, in the reasonable opinion of Mortgagee or such Holder, may be necessary or appropriate therefor.  All sums so paid by Mortgagee or any Holder and all costs and expenses (including, without limitation, reasonable attorneys’ fees and expenses) so incurred, together with interest thereon from the date of payment or incurrence at the Overdue Rate (as defined in Section 15 below), shall constitute so much additional Indebtedness Hereby Secured and shall be paid by Lessor on demand to the party who made such payment for its account.  Mortgagee or any Holder in making any payment authorized under this Section relating to taxes or assessments may do so according to any bill, statement or estimate procured from the appropriate public office and reasonably believed by it to be valid, without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien or title or claim thereof.  Mortgagee or any Holder, in performing any act hereunder, shall be the sole judge of whether Lessor is required to perform same under the terms of this Mortgage.

7.

After-Acquired Property.  Any and all property hereafter acquired which is of the kind or nature herein provided, under the Granting Clauses to be and become subject to the lien hereof, shall ipso facto, and without any further conveyance, assignment or act on the part of Lessor, become and be subject to the lien of this Mortgage as fully and completely as though specifically described herein; but nevertheless Lessor shall from time to time, if requested by Mortgagee, execute and deliver any and all such further assurances, conveyances and assignments as Mortgagee may reasonably require for the purpose of expressly and specifically subjecting to the lien of this Mortgage all such property.

8.

Subrogation.  Lessor acknowledges and agrees that Mortgagee shall be subrogated to any lien discharged out of the proceeds of any Notes or out of any advance by Mortgagee hereunder, irrespective of whether or not any such lien may have been released of record.

9.

Events of Default.  The occurrence of any “Indenture Event of Default” under the Trust Indenture shall constitute an “Event of Default” hereunder.

10.

Remedies.  When any Event of Default has occurred (regardless of the pendency of any bankruptcy or other similar proceeding which has or might have the effect of preventing Mortgagee from exercising any of its rights or remedies under this Mortgage, the Ground Lease, the Notes, the Trust Indenture or any of the other Credit Documents or of the adequacy of the security for the Indebtedness Hereby Secured) and in addition to such other rights as may be available under any other Financing Document or applicable law, but subject at all times to any mandatory legal requirements:

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(a)

Acceleration.  Mortgagee may declare all unpaid Indebtedness Hereby Secured, including any interest then accrued thereon, to be forthwith due and payable, as and to the extent permitted under the terms of the Trust Indenture.

(b)

Uniform Commercial Code.  Mortgagee shall, with respect to any part of the Mortgaged Premises constituting property of the type in respect of which realization on a lien or security interest granted therein is governed by the Uniform Commercial Code, if any, have all the rights, options and remedies of a secured party under the Uniform Commercial Code of the State, including without limitation, the right to the possession of any such property, or any part thereof, and the right to enter without legal process any premises where any such property may be found.  Any requirement of said Uniform Commercial Code for reasonable notification shall be met by mailing written notice to Lessor at its address above set forth at least l0 days prior to the sale or other event for which such notice is required.  The costs and expenses of retaking, selling, and otherwise disposing of said property, including attorneys’ fees and legal expenses incurred in connection therewith, shall constitute so much additional indebtedness hereby secured and shall be payable upon demand with interest at the Overdue Rate.

(c)

Foreclosure.  Mortgagee may proceed to protect and enforce the rights of Mortgagee hereunder (i) by any action at law, suit in equity or other appropriate proceedings, whether for the specific performance of any agreement contained herein, or for an injunction against the violation of any of the terms hereof, or in aid of the exercise of any power granted hereby or by law, or (ii) by the foreclosure of this Mortgage (and Mortgagee may, but need not, elect to foreclose without a deficiency in the manner provided in Wis. Stat. Section 846.103 (as amended)); or for the enforcement of any other proper, legal or equitable remedy available under Applicable Law (including, without limitation, any rights, remedies or privileges of a lessor under a lease).

(d)

Appointment of Receiver.  Mortgagee shall, as a matter of right, without notice and without giving or posting bond to Lessor or anyone claiming by, under or through it, and without regard to the solvency or insolvency of Lessor or the then value of the Mortgaged Property, be entitled to have a receiver appointed of all of the Mortgaged Property and the rents, issues and profits thereof, with such power as the court making such appointment shall confer, and Lessor hereby consents to the appointment of such receiver and shall not oppose any such appointment.  Any such receiver may, to the extent permitted under applicable law, without notice, enter upon and take possession of the Mortgaged Property by force, summary proceedings, ejectment or otherwise, and may remove Lessor therefrom, and may hold, operate and manage the same and receive all earnings, income, rents, issues and proceeds accruing with respect thereto or any part thereof, whether during the pendency of any foreclosure or until any right of redemption shall expire or otherwise.

(e)

Taking Possession, Collecting Rents, Etc.  Mortgagee or its agent may enter and take possession of the Mortgaged Property and take any action which, in Mortgagee’s judgment, is necessary or proper to conserve the value of the Mortgaged Property.  Mortgagee or its agent shall be entitled to collect and receive all earnings, revenues, rents, issues and profits of the Mortgaged Property or any part thereof (and for

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such purpose Lessor does hereby irrevocably constitute and appoint Mortgagee its true and lawful attorney-in-fact for it and in its name, place and stead to receive, collect and receipt for all of the foregoing, Lessor irrevocably acknowledging that any payment made to Mortgagee hereunder shall be a good receipt and acquittance against Lessor to the extent so made) and to apply same to the reduction of the Indebtedness Hereby Secured.  The right to enter and take possession of the Mortgaged Property and conserve the same, and to collect the rents, issues and profits thereof, shall be in addition to all other rights or remedies of Mortgagee hereunder or afforded by law, and may be exercised concurrently therewith or independently thereof.  The expenses (including any receiver’s fees, counsels’ fees, costs and agent’s compensation) incurred pursuant to the powers herein contained shall be so much additional Indebtedness Hereby Secured which Lessor promises to pay upon demand together with interest at the Overdue Rate.  Mortgagee shall not be liable to account to Lessor for any action taken pursuant hereto other than to account for any rents actually received by Mortgagee.  Without taking possession of the Mortgaged Property, Mortgagee may, in the event the Mortgaged Property becomes vacant or is abandoned, take such steps as it deems appropriate to protect and secure the Mortgaged Property (including hiring watchmen therefor) and all costs incurred in so doing shall constitute so much additional Indebtedness Hereby Secured payable upon demand with interest thereon at the Overdue Rate.

11.

Waiver of Right to Redeem From Sale - Waiver of Appraisement, Valuation, Etc.  To the extent permitted by applicable law, Lessor shall not and will not apply for or avail itself of any appraisement, valuation, stay, extension or exemption laws, or any so-called “Moratorium Laws”, now existing or hereafter enacted in order to prevent or hinder the enforcement or foreclosure of this Mortgage, but hereby waives the benefit of such laws.  To the extent permitted by applicable law, Lessor for itself and all who may claim through or under it waives any and all right to have the property and estates comprising the Mortgaged Property marshalled upon any foreclosure of the lien hereof and agrees that any court having jurisdiction to foreclose such lien may order the Mortgaged Property sold as an entirety.  In the event of any sale made under or by virtue of this Mortgage, the whole of the Mortgaged Property may be sold in one parcel as an entirety or, subject to the terms of the Ground Lease, in separate lots or parcels at the same or different times, all as the Mortgagee may determine.  Mortgagee shall have the right to become the purchaser at any sale made under or by virtue of this Mortgage and Mortgagee so purchasing at any such sale shall have the right to be credited upon the amount of the bid made therefor by Mortgagee with the amount payable to Mortgagee out of the net proceeds of such sale.  In the event of any such sale, the outstanding indebtedness under the Notes and the other Indebtedness Hereby Secured, if not previously due, shall be and become immediately due and payable without demand or notice of any kind.  Lessor hereby waives any and all rights of redemption prior to or from sale under any order or decree of foreclosure pursuant to rights herein granted, on behalf of Lessor, and each and every person acquiring any interest in, or title to the Mortgaged Property described herein subsequent to the date of this Mortgage, and on behalf of all other persons to the extent permitted by applicable law.

This Mortgage may be foreclosed by Mortgagee, at Mortgagee’s option, pursuant to the provisions of Section 846.103(2) of the Wisconsin Statutes (as amended) and Lessor agrees that Mortgagee, at Mortgagee’s option, may elect to shorten the redemption period set forth in said Wis. Stat. Section 846.103(2) (as amended).

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12.

Costs and Expenses of Foreclosure.  In any suit to foreclose the lien hereof there shall be allowed and included as additional indebtedness in the decree for sale all expenditures and expenses which may be paid or incurred by or on behalf of Mortgagee for attorneys’ fees, appraisers’ fees, environmental auditors’ fees, outlays for documentary and expert evidence, stenographic charges, publication costs and costs (which may be estimated as the items to be expended after the entry of the decree) of procuring all such abstracts of title, title searches and examination, guarantee policies and similar data and assurances with respect to title as Mortgagee may deem to be reasonably necessary either to prosecute any foreclosure action or to evidence to the bidder at any sale pursuant thereto the true condition of the title to or the value of the Mortgaged Property, all of which expenditures shall become so much additional Indebtedness Hereby Secured which Lessor agrees to pay and all of such shall be immediately due and payable with interest thereon from the date of expenditure until paid at the Overdue Rate.

13.

Application of Proceeds.  The proceeds of any foreclosure or other sale of the Mortgaged Property or of any other sale of property pursuant to this Mortgage shall be distributed as provided in the Trust Indenture.

14.

Mortgagee’s and Lenders’ Remedies Cumulative - No Waiver.  No remedy or right of Mortgagee or any Holder shall be exclusive of but shall be cumulative and in addition to every other remedy or right now or hereafter existing at law or in equity or by statute or otherwise.  No delay in the exercise or omission to exercise any remedy or right accruing on any default shall impair any such remedy or right or be construed to be a waiver of any such default or acquiescence therein, nor shall it affect any subsequent default of the same or a different nature.  Every such remedy or right may be exercised concurrently or independently, and when and as often as may be deemed expedient by Mortgagee.

15.

Mortgagee Party to Suits.  If Mortgagee shall be made a party to or shall intervene in any action or proceeding affecting the Mortgaged Property or the title thereto or the interest of Mortgagee under this Mortgage (including probate and bankruptcy proceedings), or if  Mortgagee employs an attorney to collect any or all of the Indebtedness Hereby Secured or to enforce any of the terms hereof or realize hereupon or to protect the lien hereof, or if Mortgagee shall incur any costs or expenses in preparation for the commencement of any or sale foreclosure or sale proceedings (without duplication of the costs and expenses payable pursuant to Section 14) or for the defense of any threatened suit or proceeding which might affect the Mortgaged Property or the security hereof, whether or not any such foreclosure or other suit or proceeding shall be actually commenced, then in any such case, Lessor agrees to pay to Mortgagee, within five (5) Business Days after demand, all reasonable costs, charges, expenses and attorney’s fees incurred by Mortgagee in any such case, and the same shall constitute so much additional Indebtedness Hereby Secured payable upon demand with interest at a rate per annum (the “Overdue Rate”) equal to the weighted average of (X) the Default Rate then applicable to the Series A Notes and (Y) the Default Rate then applicable to the Series B Notes.

16.

Modifications Not to Affect Lien.  Mortgagee, pursuant to the terms of the Trust Indenture, without notice to anyone, and without regard to the consideration, if any, paid therefor, or the presence of other liens on the Mortgaged Property, may in their discretion release any part of the Mortgaged Property or any person liable for any of the Indebtedness Hereby

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Secured, may extend the time of payment of any of the Indebtedness Hereby Secured and may grant waivers or other indulgences with respect hereto and thereto, and may agree with Lessor to modifications to the terms and conditions contained herein or otherwise applicable to any of the Indebtedness Hereby Secured (including modifications in the rates of interest applicable thereto), without in any way affecting or impairing the liability of any party liable upon any of the Indebtedness Hereby Secured or the priority of the lien of this Mortgage upon all of the Mortgaged Property not expressly released, and any party acquiring any direct or indirect interest in the Mortgaged Property shall take same subject to all of the provisions hereof.

17.

Notices.  All communications provided for herein shall be in writing and shall be deemed to have been given when delivered in accordance with the terms and provisions of the Trust Indenture.

18.

Liens Absolute, Etc.  The Lessor acknowledges and agrees that the liens and security interests hereby created are absolute and unconditional and shall not in any manner be affected or impaired by any acts or omissions whatsoever of the Mortgagee or any other holders of any of the Indebtedness Hereby Secured, and without limiting the generality of the foregoing, the lien and security hereof shall not be impaired by any acceptance by Mortgagee or any other holder of any of the Indebtedness Hereby Secured of any other security for or guarantees upon any of the Indebtedness Hereby Secured or by any failure, neglect or omission on the part of Mortgagee or any other holder of any of the Indebtedness Hereby Secured to realize upon to protect any of the Indebtedness Hereby Secured or any collateral security therefor.  The lien and security hereof shall not in any manner be impaired or affected by any sale, pledge, surrender, compromise, settlement, release, renewal, extension, indulgence, alteration, substitution, exchange, change in, modification or disposition of any of the Indebtedness Hereby Secured, or of any collateral security therefor, or of any guaranty thereof, or of any note agreement or loan agreement executed in connection therewith.  In order to realize hereon and to exercise the rights granted Mortgagee hereby and under applicable law, there shall be no obligation on the part of Mortgagee or any other holder of any of the Indebtedness Hereby Secured at any time to first resort for payment to the obligor on any note evidencing any of the Indebtedness Hereby Secured or to any guaranty of any of the Indebtedness Hereby Secured or any part thereof or to resort to any other collateral security, property, liens or any other rights or remedies whatsoever, and Mortgagee shall have the right to enforce this instrument irrespective of whether or not other proceedings or steps are pending seeking resort to or realization upon or from any of the foregoing.

19.

Direct and Primary Security - No Subrogation.  The lien and security herein created and provided for stands as direct and primary security for the obligations owing under the Notes as well as for any of the other Indebtedness Hereby Secured.  No application of any sums received by Mortgagee in respect of the Mortgaged Property or any disposition thereof to the reduction of the Indebtedness Hereby Secured or any part thereof shall in any manner entitle Lessor to any right, title or interest in or to the Indebtedness Hereby Secured or any collateral security therefor, whether by subrogation or otherwise, unless and until all Indebtedness Hereby Secured has been fully paid and satisfied.

20.

Governing Law.  The creation and the perfection of the lien or security interest in the Mortgaged Property, and the rights and remedies of Mortgagee with respect to the Mortgaged

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Property, as provided herein and by the laws of the State of Wisconsin, shall be governed by and construed in accordance with the internal laws of the State of Wisconsin without regard to principles of conflicts of law.  Otherwise, the Note Agreement, the Notes, the Trust Indenture and all other obligations of Lessor shall be governed by and construed in accordance with the internal laws of the State of New York without regard to principles of conflicts of laws that would have the effect of applying the laws of any different jurisdiction.

21.

Trustee.  Mortgagee has been appointed as trustee pursuant to the Trust Indenture.  In acting under or by virtue of this Mortgage, Mortgagee shall be entitled to all the rights, authority, privileges and immunities provided in Section 12.15 of the Note Agreement, all of which provisions of said Section 12.15 are incorporated by reference herein with the same force and effect as if set forth herein.  Mortgagee hereby disclaims any representation or warranty to any Holder concerning the perfection of the security interest granted hereunder or the value of the Mortgaged Property.

22.

Partial Invalidity.  All rights, powers and remedies provided herein are intended to be limited to the extent necessary so that they will not render this Mortgage invalid, unenforceable or not entitled to be recorded, registered or filed under any applicable law.  If any term of this Mortgage shall be held to be invalid, illegal or unenforceable, the validity and enforceability of the other terms of this Mortgage shall in no way be affected thereby.

23.

Successors and Assigns.  Whenever any of the parties hereto is referred to, such reference shall be deemed to include the successors and permitted assigns of such party; and all the covenants, promises and agreements in this Mortgage contained by or on behalf of Lessor, or by or on behalf of Mortgagee, shall bind and inure to the benefit of the respective successors and assigns of such parties, whether so expressed or not.

24.

Headings.  The headings in this instrument are for convenience of reference only and shall not limit or otherwise affect the meaning of any provision hereof.

25.

Changes, Etc.  This instrument and the provisions hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

26.

Final Agreement.  This Mortgage, together with the other Financing Documents represents the final agreement among the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.  There are no unwritten oral agreements among the parties.

[Signature Page Follows]

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IN WITNESS WHEREOF, Lessor has caused these presents to be signed the day and year first above written.

MGE POWER WEST CAMPUS, LLC, as Lessor

/s/ Jeffrey C. Newman

Manager

MGE POWER WEST CAMPUS, LLC, as Lessor

/s/ Gary J. Wolter

Manager

ACKNOWLEDGMENT

STATE OF WISCONSIN

)

)  SS

COUNTY OF DANE

)

This instrument was acknowledged before me on this the ____ day of _______, 2005, by______________________, the __________________ of MGE POWER WEST CAMPUS, LLC, to me personally known, who being duly sworn, that said instrument was signed and sealed on _____, 2005, and he acknowledged that the execution of the foregoing instrument was a free act and deed of said corporation.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

(SEAL)

_______________________________________

Notary Public, State of

My Commission expires:

EXHIBIT A

LEGAL DESCRIPTION

All of Lessor’s right, title and interest in and to the following described land:

A parcel of land located in the SW ¼ of the SW ¼ of Section 15, the SE ¼ of the SE ¼ of Section 16, the NE ¼ of the NE ¼ of Section 21 and the NW ¼ of the NW ¼ of Section 22, T7N, R9E, City of Madison, Dane County, Wisconsin,  To-wit:  Commencing at a City of Madison Monument set at a meander corner for the northeast corner of said Section 21; thence N89E55’10”W, 142.98 feet to the northeast corner of said Section 21; thence S00E08’58”W, along the east line of the NE ¼ of said Section 21, 237.08 feet to the point of beginning; thence N00E06’32”E, 20.00 feet; thence N89E53’28”W, 317.49 feet to a point that is 60 feet of measured at right angles to the center line of Walnut Street; thence N00E08’06”W, parallel to and 60 feet from the center line of Walnut Street, 320.74 feet to a point that is 45 feet south of measured at right angles to the center line of Linden Drive (formerly known as Herrick Drive); thence S89E48’07”E, parallel to and 45 feet from the center line of Linden Drive (formerly known as Herrick Drive), 462.06 feet; thence S00E24’42”E, 277.66 feet; thence N89E49’05”E, 80.90 feet; thence S00E06’32”W, 87.00 feet; thence N89E53’28”W, 100.00 feet; thence N00E06’32”E, 24.00 feet; thence N89E53’28”W, 126.60 feet to the point of beginning.  Containing approximately 158,956 square feet or 3.65 acres.